                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: January 21, 2004

                        (Date of earliest event reported)

                        THE REYNOLDS AND REYNOLDS COMPANY

             (Exact name of registrant as specified in the charter)



OHIO                                          1-10147                         31-0421120
(State or other jurisdiction of        (Commission File No.)               (IRS Employer
incorporation)                                                       Identification No.)

                        THE REYNOLDS AND REYNOLDS COMPANY

                                ONE REYNOLDS WAY

                               DAYTON, OHIO 45402

                    (Address of Principal Executive Offices)

                                 (937) 485-2000

               (Registrant's telephone number including area code)

                             115 SOUTH LUDLOW STREET

                               DAYTON, OHIO 45402

          (Former name or former address, if changed since last report)

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS

         On January 21, 2004, The Reynolds and Reynolds Company issued an earnings release announcing its financial results for the quarter ended December 31, 2003. A copy of the earnings release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE REYNOLDS AND REYNOLDS
                                     COMPANY

                                     By: /s/ Douglas M. Ventura
                                     ---------------------------------
                                     Douglas M. Ventura, Vice President, General
                                     Counsel and Secretary

Dated: January 21, 2004



EXHIBIT INDEX

        99.1 Press Release of The Reynolds and Reynolds Company dated January 21, 2004.